-------------------------------------------------------
COLONIAL INTERMEDIATE TAX-EXEMPT FUND SEMIANNUAL REPORT
-------------------------------------------------------

May 31,1999





                         -------------------------------
                           Not FDIC   May Lose Value
                            Insured   No Bank Guarantee
                         -------------------------------

--------------------------------------------------------------------------------
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND
                         DECEMBER 1, 1998 - MAY 31, 1999

PORTFOLIO MANAGER COMMENTARY: "Rising interest rates and declining prices challenged bond market investors over the past six months. Anticipating strong economic growth for the fourth quarter of 1998 and the first quarter of 1999, we reduced the Fund's sensitivity to interest rate changes. This strategy helped the Fund counterbalance declining bond prices to some degree, while enabling the Fund to achieve returns that placed it in the top quartile of its Lipper peer group."(1)
                                                                 -William Loring

              COLONIAL INTERMEDIATE TAX-EXEMPT FUND PERFORMANCE

--------------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C
   Inception dates                                   2/1/93    2/1/93    8/1/97
--------------------------------------------------------------------------------
   Six-month distributions declared per share(2)     $0.171    $0.145    $0.163
--------------------------------------------------------------------------------
   SEC yields on 5/31/993                              3.52%     2.98%     3.44%
--------------------------------------------------------------------------------
   Taxable-equivalent SEC yields(4)                    5.83%     4.93%     5.70%
--------------------------------------------------------------------------------
   Six-month total returns, assuming                   0.87%     0.54%     0.77%
   reinvestment of all distributions and
   no sales charge or contingent
   deferred sales charge (CDSC)(5)
   Net asset value per share on 5/31/99              $ 8.03    $ 8.03    $ 8.03
--------------------------------------------------------------------------------

Quality Breakdown(6) (as of 5/31/99)       Maturity Breakdown(6) (as of 5/31/99)
------------------------------------       ------------------------------------
AAA ........................   52.3%       0-3 years ..................    7.0%
AA .........................   19.4%       3-5 years ..................   10.8%
A ..........................    8.6%       5-7 years ..................   21.8%
BBB ........................   17.0%       7-10 years .................   27.9%
BB .........................    0.4%       10-15 years ................   25.1%
Non-rated ..................    1.9%       15-20 years ................    7.0%
Cash equivalents ...........    0.4%       Cash equivalents ...........    0.4%

(1) Please see page 3 for complete Lipper rankings.
(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.
(3) The 30-day SEC yields on 5/31/99 reflect the portfolio's earning power, net of expenses, and expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived or borne certain Fund expenses, SEC yields would have been 2.94% for Class A shares, 2.38% for Class B shares and 2.38% for Class C shares.
(4) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.
(5) Performance results reflect any voluntary waivers of Fund expenses by the Advisor or its affiliates. Absent these waivers, performance results would have been lower.
(6) Quality and maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and maturity breakdowns in the future.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    ----------------------------

                                                    [Photo of Stephen E. Gibson]

                                                    ----------------------------
During the period, the bond market experienced considerable volatility. In early December 1998, continued fears of a global recession resulted in a flight to quality that benefited bond performance. Treasury securities, considered the safest bond investments, were the top performers, but municipal bonds also posted solid returns. By the end of May 1999, several events had reversed this trend. Global economies stabilized, and strong U.S. economic growth in the last quarter of 1998 and the first quarter of 1999 renewed investors' inflation fears. Bond prices declined, driving interest rates up across the board. Fortunately, municipal bonds were not hit as hard as Treasurys on the way down.

Although the past six months presented a difficult environment for the bond market, the Fund outperformed its Lipper peer group average for the six months, as well as the one-, three- and five-year periods.(1) While past performance cannot predict future results, it is important to keep a long-term perspective when making investment decisions.

The following report will provide you with more specific information about your Fund's performance and the strategies employed during the period. As always, we thank you for choosing Colonial Intermediate Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
July 15, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Intermediate Municipal Debt Funds universe. The Fund's Class A shares ranked in the first quartile for six months (rated 23 out of 135 funds), in the first quartile for one year (rated 10 out of 134 funds), in the first quartile for three years (rated 15 out of 114 funds) and in the first quartile for five years (rated 18 out of 88 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results. Because market and economic conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGER'S REPORT

WILLIAM LORING is portfolio manager of Colonial Intermediate Tax-Exempt Fund and is senior vice president of Colonial Management Associates, Inc.

STRENGTH IN GLOBAL ECONOMIES REVERSED FLIGHT TO QUALITY
During the latter part of 1998, weak global economies and volatile stock markets created strong demand for U.S. Treasurys. During the flight to quality, municipal bonds failed to keep pace with Treasurys, and underperformed. However, during the first quarter of 1999, the anticipated global economic slowdown failed to materialize, and the flight to quality was reversed. Demand for Treasurys declined sharply, and interest rates began to rise. Rising rates helped slow the number of municipal refundings during the period, which reduced the volume of new issues. The smaller supply of new issues helped cushion the blow from rising interest rates. As a result, municipal bond prices declined much less than Treasurys, enabling municipal bonds to outperform Treasurys during the period.

FUND'S PERFORMANCE REFLECTED STRATEGY
The Fund generated a six-month total return of 0.87% for Class A shares, based on net asset value. The Fund outperformed its Lipper peer group average of 0.50% for the period, and also ranked in the first quartile for the one-, three- and five-year periods.

We attribute this outperformance to the Fund's active management and investment strategy. During the period, we reduced the portfolio's sensitivity to changes in interest rates in response to numerous reports illustrating the economy's strength. Since those reports raised concerns about inflation and potentially higher interest rates - both negative conditions for fixed-income investments - we structured the Fund to be less sensitive to interest rate changes in either direction. Additionally, we took advantage of wider credit spreads, the higher yields investors demand for purchasing lower-quality bonds that offer less financial security. We invested selectively in fundamentally sound, higher yielding bonds that provided the Fund with attractive current income and price appreciation potential.

FUND POSITIONED TO BENEFIT FROM RISING INTEREST RATES
Because we reduced the portfolio's sensitivity to interest rate changes, rising rates did not affect performance significantly during the period. Other factors also contributed to the Fund's performance. First, the portfolio's holdings of higher-coupon, lower-rated bonds performed well. Such bonds are less sensitive to interest rate movements because a larger proportion of their total return comes from coupon income than from price appreciation. As a result, their prices do not decline as much when interest rates rise. Second, a number of issues in specific sectors also performed well. Single- and multi-family housing bonds are good examples of sectors which typically perform best in weak fixed-income environments. Housing bonds do well because real estate owners are less likely to refinance or prepay their mortgages. In addition, many of these issues benefited from strong regional real estate markets - healthy demand and high occupancy levels supported higher rents and increased cash flows for project owners. In the same vein, individuals with student loans outstanding are also far less likely to refinance or prepay their loans when interest rates are rising.

INVESTMENT ACTIVITY FOCUSED ON OPPORTUNISTIC PURCHASES
We took advantage of widening credit spreads to invest selectively in well-managed, high-yield securities. We looked for companies with good growth prospects that generate strong cash flows and operate in attractive markets or service areas. These investments included industrial revenue bonds, where repayment is backed by the operations of a U.S. corporation. In addition, we took advantage of weak pricing for bonds that have the potential to outperform when interest rates fall, including non-callable bonds and zero-coupon bonds. While opportunities to take advantage of creditor sector-driven investments were limited, the Fund was able to benefit from ongoing credit research conducted by our analysts.

LONG-TERM MARKET OUTLOOK REMAINS POSITIVE
We have a favorable long-term market outlook. Although we expect continued interest rate volatility over the next several months as additional economic reports are released, we regard the Federal Reserve Board's bias towards raising short-term rates favorably. Although the market's initial reaction has been negative, we believe that over a longer period, the Fed's proactive move will reduce the economy's growth rate and keep inflation in check, creating a more positive investment environment for fixed-income securities.
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                  As of 5/31/99
--------------------------------------------------------------------------------
                     CLASS A             CLASS B                CLASS C
INCEPTION            2/1/93              2/1/93                 8/1/97
                NAV         POP      NAV       w/CDSC        NAV     w/CDSC
--------------------------------------------------------------------------------
1 YEAR         4.48%       1.08%    3.79%      (0.21)%       4.26%    3.26%
--------------------------------------------------------------------------------
5 YEARS        6.24        5.54     5.55        5.55         5.72     5.72
--------------------------------------------------------------------------------
LIFE           6.03        5.48     5.34        5.34         5.48     5.48
--------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 3.25%. CDSC returns reflect charges of 4% for one year for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class with a similar cost structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and C shares.
--------------------------------------------------------------------------------

                             INVESTMENT PORTFOLIO
                    MAY 31, 1999 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 98.0%                                       PAR    VALUE
--------------------------------------------------------------------------
 EDUCATION - 4.6%
   EDUCATION - 1.4%
   IL State Development Finance Authority,
    Latin School of Chicago,
    Series 1998,
                           5.200%   08/01/11                $ 250  $   247
   VT State Educational & Health Buildings
    Finance Agency,
    Norwich University, Series 1998,
                           5.750%   07/01/13                  100      102
                                                                   -------
                                                                       349
                                                                   -------

   STUDENT LOANS - 3.2%
   NM State Educational Assistance Foundation,
    Series 1-A,
                           6.200%   12/01/01                  400      419
   SC State Education Assistance Authority,
    Student Loan Revenue Bonds, Series 1991,
                           6.200%   09/01/99                   50       50
   TX Brazos Higher Educational
    Facilities Authority, Series 1992-A,
                           6.600%   03/01/00                  325      332
                                                                   -------
                                                                       801
                                                                   -------

 ..........................................................................
HEALTHCARE - 5.8%
   HOSPITAL - 5.4%
   AL East Health Care Authority,
    Health Care Facilities and Tax Anticipation,
    Series 1993,
                           5.625%   09/01/04  (a)              50       53
   AR Baxter County,
    Baxter County Regional Hospital,
    Series 1999-B,
                           5.380%   09/01/14  (b)             200      197
   MI Dickinson County,
    Memorial Hospital System,
                           7.625%   11/01/05                  250      280
   NY State Dormitory Authority,
    St. Clare's Hospital,
    Series 1998-B,
                           4.900%   02/15/09                  250      251
   OH Green Springs,
    St. Francis Health Care Center,
    Series 1994-A,
                           7.000%   05/15/04                  100      106
   OH Knox County,
    Knox Community Hospital,
    Series 1998,
                           5.000%   06/01/12                  200      199
   PA Philadelphia Hospitals and Higher
    Educational Facilities, Temple
    University Hospital, Series 1993,
                           5.750%   11/15/99                  100      101
   TX Health Facilities Development
    Corporation Hospital, All Saints
    Episcopal Hospitals, Series 1993-A,
                           5.800%   08/15/04  (a)              80       86
   TX Tarrant County Health Facilities
    Development Corporation Hospital, Fort
    Worth Osteopathic Hospital, Series 1993,
                           5.800%   05/15/04  (a)              50       53
                                                                   -------
                                                                     1,326
                                                                   -------

   NURSING HOME - 0.4%
   KY Jefferson County Health Facilities,
    Beverly Enterprises, Inc., Series 1985-B,
                           9.750%   08/01/07                   85       88
                                                                   -------

 ..........................................................................
 HOUSING - 5.7%
   MULTI-FAMILY - 1.2%
   MA State Housing Finance Agency,
    Series 1992-C,
                           6.350%   05/15/03                  200      212
   NJ State Housing and Mortgage Finance
    Agency,
                           6.500%   05/01/03                   85       90
                                                                   -------
                                                                       302
                                                                   -------

   SINGLE-FAMILY - 4.5%
   MD Montgomery County Housing Commission,
    Series A,
                           5.750%   07/01/13                  250      265
   NE State Investment Authority,
    Series C,
                           5.650%   09/01/07                  495      521
   RI Housing and Mortgage Finance Corp.,
   Homeownership Opportunity, Series 6-B:
                           6.500%   04/01/03                  100      105
                           6.500%   10/01/03                  200      210
                                                                   -------
                                                                     1,101
                                                                   -------

 ..........................................................................
 INDUSTRIAL - 0.4%
   MANUFACTURING
   SC State Economic Development Authority,
    Caterpillar, Inc.,
    Series 1998,
                           5.050%   06/01/08                  100       99
                                                                   -------

 ..........................................................................
 OTHER - 11.2%
   POOL/BOND BANK - 1.1%
   MI State Municipal Bond Authority,
    Clean Water Revolving Fund,
    Series 1998,
                           5.250%   10/01/12                  250      257
                                                                   -------

   Refunded/Escrowed - 10.1% (c)
   CA Sacramento Cogeneration Authority,
    Procter & Gamble Project,
                           6.500%   07/01/14                  500      568
   HI Honolulu City & County,
    Series 1995,
                           6.000%   11/01/10                  135      152
   IL State Health Facilities Authority,
    Edgewater Medical Center,
    Series A,
                           9.250%   07/01/24                   95      119
   OH Cuyahoga County,
    Meridia Health System,
                           6.300%  08/15/06                   890    1,005
   OH Olmstead Falls Local School District,
                           6.850%  12/15/11                   550      634
                                                                   -------
                                                                     2,478
                                                                   -------

 ..........................................................................
 OTHER REVENUE - 1.1%
   RECREATION - 0.4%
   NY Hamilton Industrial Development Agency,
    Adirondack Historical Association,
                           4.700%   11/01/08                  100       98
                                                                   -------

   RETAIL - 0.7%
   IA State Finance Authority,
    Mason City Shopping Center,
                           8.500%   12/01/04                   50       52
   OH Lake County,
    North Madison Properties,
    Series 1993,
                           8.069%   09/01/01                   45       47
   VA Virginia Beach Development Authority,
    SC Diamond Associates, Inc.,
                           8.000%   12/01/10                   75       83
                                                                   -------
                                                                       182
                                                                   -------
 ..........................................................................
 RESOURCE RECOVERY - 4.5%
   DISPOSAL - 1.4%
   MA State Industrial Finance Agency,
    Peabody Monofill Associates, Inc.,
    Series 1995,
                           9.000%   09/01/05                   85       93
   IL Development Finance Authority,
    Waste Management, Inc.,
    Series 1997,
                           5.050%   01/01/10                  250      248
                                                                   -------
                                                                       341
                                                                   -------
   RESOURCE RECOVERY - 3.1%
   FL Lake County Resources Industrial
    Development, NRG / Recovery Group,
    Series 1993-A,
                           5.400%   10/01/03                  500      514
   MA State Industrial Finance Agency,
    Ogden Hill Project,
    Series 1998-A,
                           5.450%   12/01/12                  250      251
                                                                   -------
                                                                       765
                                                                   -------

 ..........................................................................
 TAX-BACKED - 41.4%
   LOCAL APPROPRIATED - 2.3%
   AZ Phoenix Civic Improvement Corporation,
    Waste Water Lease, Series 1993,
                           5.750%   07/01/04                   50       54
   NC Greenville,
    Series 1998,
                           5.000%   06/01/06                  500      517
                                                                   -------
                                                                       571
                                                                   -------

   LOCAL GENERAL OBLIGATIONS - 19.8%
   AZ Maricopa County Unified School
    District N0. 69, Paradise Valley,
    Series 1995,
                           6.350%   07/01/10                  500      569
   AZ Phoenix General Obligation,
                           6.125%   07/01/03                  250      270
   CA Natomas Unified School District,
    Series 1999,
                           5.850%   03/01/15                  250      276
   HI Honolulu City & County,
    Series 1995,
                           6.000%   11/01/10                  365      405
   ID Kootenai County School District No. 271,
                           6.000%   07/30/09                  250      279
   IL Chicago,
                           6.300%   01/01/05  (a)             250      274
   MI Berkley,
    City School District,
                           7.000%   01/01/09                  500      592
   MN West St. Paul,
    Independent School District No. 197,
                               (d)  02/01/04  (e)             500      411
   NY New York City,
    Series 1997-A,
                           7.000%   08/01/06                  850      976
   OH Oak Hills Local School District,
                           5.650%   12/01/07                  250      271
   OH Strongsville, Public Improvement,
                           6.000%   12/01/06                  500      549
                                                                   -------
                                                                     4,872
                                                                   -------

   SPECIAL NON-PROPERTY TAX - 0.9%
   LA Sulphur Public Import Sales and Use
    Tax, Series 1993-ST,
                           5.650%   04/01/04  (e)              50       53
   NY State Local Government Assistance Corp.,
    Series C,
                           6.000%   04/01/12                  150      166
                                                                   -------
                                                                       219
                                                                   -------

   SPECIAL PROPERTY TAX - 1.2%
   MI Detroit Downtown Development Authority,
    Area No. 1 Projects,
    Series 1998-A,
                           5.250%   07/01/12                  300      304
                                                                   -------

   STATE APPROPRIATED - 9.6%
   KS State Development Authority,
    Lease Juvenile Detention Facility
    Project,  Series 1992-H,
                           5.750%   06/01/02  (e)              60       63
   KY State Turnpike Authority Economic,
    Development Revitalization Projects,
    Series 1992,
                           5.500%   01/01/01                   50       51
   NY New York Dorm Authority:
    New York City University, Series A,
                           5.625%   07/01/16  (e)             500      537
    State University of New York,
    Series 1989-B,
                           7.100%   05/15/01                  100      105
   NY State Urban Development Corp.:
                           5.750%   04/01/11                  500      536
                           6.250%   04/01/02                  500      528
   OH State Higher Education Commission,
    Series II-B,
                           5.750%   11/01/04  (a)             500      539
                                                                   -------
                                                                     2,359
                                                                   -------

   STATE GENERAL OBLIGATIONS - 7.6%
   CT State,
    Series 1997-A,
                           5.125%   03/01/10                  250      260
   MA State,
    Series 1998-C,
                           5.250%   08/01/12                  500      515
   NJ State, General Obligation,
    Series D,
                              (d)   02/15/04                   90       74
   PR Commonwealth of Puerto Rico,
    Series 1999,
                           5.000%   07/01/07                  250      258
   TX State,
    Series A,
                           5.800%   10/01/04                  500      540
   WA State,
    Series B,
                           6.000%   06/01/05                  200      218
                                                                   -------
                                                                     1,865
                                                                   -------

 ..........................................................................
 TRANSPORTATION - 8.8%
   AIRPORT - 0.2%
   CO Denver City & County Airport
    Airport System  Series 1992-C,
                            6.25%   11/15/00                   50       52
                                                                   -------

   TOLL FACILITIES - 6.4%
   CA Foothill Eastern Transportation Corridor,
    Corridor Agency, State Toll Road,
    Senior Lien, Series A,
                              (d)   01/01/04                  500      412
   IN State Transportation Finance Authority,
    Series 1993-A,
                           5.250%   06/01/09  (e)             600      628
   OH State Turnpike Commission,
    Series 1996-A,
                           6.000%   02/15/06                  500      547
                                                                   -------
                                                                     1,587
                                                                   -------

   TRANSPORTATION - 2.2%
   DC Metropolitan Area Transit Authority,
                           6.000%   07/01/07                  250      276
   WA Port of Seattle,
    Series A,
                           6.000%   10/01/08                  250      276
                                                                   -------
                                                                       552
                                                                   -------

 UTILITY - 14.5%
   INVESTOR OWNED - 0.5%
   MN Anoka County,
    Northern States Power Co.,
    Series 1998,
                           4.600%   12/01/08  (b)             125      122
                                                                   -------

   JOINT POWER AUTHORITY - 1.7%
   NC State Municipal Power Agency,
    Catawba Electric No. 1,
    Series 1998-A,
                           5.000%   01/01/08                  305      314
   TX State Municipal Power Agency,
                            (c)     09/01/15                  250      108
                                                                   -------
                                                                       422
                                                                   -------

   MUNICIPAL ELECTRIC - 3.5%
   AZ Salt River Project, Agricultural
    Improvement & Power District, Series A:
                           5.750%   01/01/07                  250      271
                           6.000%   01/01/05                  500      544
   WA Grant County Public Utilities,
    District Number 002
    Electric System Series 1993-E,
                           5.300%   01/01/03                   50       52
                                                                   -------
                                                                       867
                                                                   -------

   WATER & SEWER - 8.8%
   AZ State Central Water Conservation District,
    Central Arizona Project, Series A,
                           5.500%   11/01/08                  250      269
   GA Atlanta,
    Series 1999-A,
                           5.000%   11/01/08                1,000    1,036
   TX Houston Water & Sewer System,
    Series C,
                           5.900%   12/01/05  (a)             800      873
                                                                   -------
                                                                     2,178
                                                                   -------

TOTAL MUNICIPAL BONDS (cost of $23,109)(f)                          24,157
                                                                   -------

OPTIONS - 0.1%                                        CONTRACTS
--------------------------------------------------------------------------
   September 1999 Treasury Bond Futures:
     Strike Price 116, expiration 09/20/99                  1,400       18
     Strike Price 124, expiration 09/20/99                    500        1
                                                                   -------

TOTAL OPTIONS (cost of $26)                                             19
                                                                   -------

TOTAL INVESTMENTS (cost of $23,135)                                 24,176
                                                                   -------

SHORT-TERM OBLIGATIONS - 0.4%                                 PAR    VALUE
--------------------------------------------------------------------------
   VARIABLE RATE DEMAND NOTES (g)
    CA Irvine Improvement Bond Act of 1915,
    Series 1998,
                           3.250%   09/02/23                  100      100
                                                                   -------

OTHER ASSETS & LIABILITIES, NET - 1.5%                                 366
--------------------------------------------------------------------------

NET ASSETS - 100.0%                                                $24,642
                                                                   =======

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $1,863 is being used to collateralize the delayed delivery purchase indicated in note (b) below.
(b) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) Zero coupon bond.
(e) This security, or a portion thereof, with a total market value of $215 is being used to collateralize open futures contracts.
(f) Cost for federal income tax purposes is the same.
(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 1999.

Short futures contracts open on May 31, 1999,

                      Par Value                                     Unrealized
                      covered by                Expiration         appreciation
       Type           contracts                   month            at 05/31/99
-------------------------------------------------------------------------------
   Treasury Bond          700                   September             $ 4

See notes to financial statements

                        STATEMENT OF ASSETS & LIABILITIES
                            MAY 31, 1999 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $23,135)                            $24,176
Short-term obligations                                             100
                                                               -------
                                                                24,276

Receivable for:
  Interest                                          $ 406
  Fund shares sold                                     60
  Expense reimbursement due from Advisor               14
Other                                                  52          532
                                                    ------     -------
    Total Assets                                                24,808
LIABILITIES
Payable for:
  Investments purchased                               125
  Distributions                                        30
  Fund shares  repurchased                              8
Accrued:
  Deferred Trustees fees                                3
                                                    ------
    Total Liabilities                                              166
                                                               -------
NET ASSETS                                                     $24,642
                                                               =======

Net asset value & redemption price per share -
Class A ($13,772/1,716)                                        $  8.03(a)
                                                               =======
Maximum offering price per share - Class A
($8.03/0.9675)                                                 $  8.30(b)
                                                               =======
Net asset value & offering price per share -
Class B ($9,942/1,238)                                         $  8.03(a)
                                                               =======
Net asset value & offering price per share -
Class C ($928/116)                                             $  8.03(a)
                                                               =======

COMPOSITION OF NET ASSETS
Capital paid in                                                $23,867
Overdistributed net investment income                              (15)
Accumulated net realized loss                                     (255)
Net unrealized appreciation on:
  Investments                                                    1,041
  Open futures contracts                                             4
                                                               -------
                                                               $24,642
                                                               =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more the offering price is reduced.

 See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED MAY 31, 1999
                                (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                              $ 624

EXPENSES
Management fee                                             $  68
Service fee                                                   25
Distribution fee - Class B                                    31
Distribution fee - Class C                                     3
Transfer agent                                                19
Bookkeeping fee                                               14
Trustees fee                                                   4
Custodian fee                                                  -
Audit fee                                                      7
Legal fee                                                      2
Registration fee                                              16
Reports to shareholders                                        4
Other                                                         11
                                                           -----
Total expenses                                               204

Fees and expenses waived or borne by
   the Advisor                                               (71)
Fees waived by
   the Distributor - Class C                                  (2)       131
                                                           -----      -----
       Net Investment Income                                            493
                                                                      -----

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                                   11
Closed futures contracts                                      60
                                                           -----
   Net realized gain                                                     71
Change in net unrealized appreciation (depreciation)
  during the period on:
Investments                                                 (417)
Open futures contracts                                        19
                                                           -----
   Net Unrealized Appreciation                                         (398)
                                                                      -----
          Net Loss                                                     (327)
                                                                      -----
Increase in Net Assets from Operations                                $ 166
                                                                      =====

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                                   Six months         Year
                                                     ended            ended
(in thousands)                                       May 31         November 30
                                                    --------        -----------
INCREASE (DECREASE) IN NET ASSETS                     1999             1998
Operations:
Net investment income                               $    493         $    908
Net realized gain                                         71               91
Net unrealized appreciation (depreciation)              (398)             424
                                                    --------         --------
    Net Increase from Operations                         166            1,423
Distributions:
From net investment income - Class A                    (299)            (547)
In excess of net investment income - Class A               -              (12)
From net investment income - Class B                    (172)            (400)
In excess of net investment income - Class B               -               (9)
From net investment income - Class C                     (17)             (18)
In excess of net investment income - Class C               -               (1)
                                                    --------         --------
                                                        (322)             436
                                                    --------         --------
Fund Share Transactions:
Receipts for shares sold - Class A                     2,763            5,396
Value of distributions reinvested - Class A              178              340
Cost of shares repurchased - Class A                  (3,041)          (2,258)
                                                    --------         --------
                                                        (100)           3,478
                                                    --------         --------
Receipts for shares sold - Class B                     1,221              790
Value of distributions reinvested - Class B              101              269
Cost of shares repurchased - Class B                    (752)          (2,012)
                                                    --------         --------
                                                         570             (953)
                                                    --------         --------
Receipts for shares sold - Class C                       274              864
Value of distributions reinvested - Class C                9                9
Cost of shares repurchased - Class C                    (211)            (112)
                                                    --------         --------
                                                          72              761
                                                    --------         --------
    Net Increase from
        Fund Share Transactions                          542            3,286
                                                    --------         --------
        Total Increase                                   220            3,722
NET ASSETS
Beginning of period                                   24,422           20,700
                                                    --------         --------
End of period (net of overdistributed
  net investment income of $15 and
  $20, respectively)                                $ 24,642         $ 24,422
                                                    ========         ========

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                  (Unaudited)
                                                   Six months         Year
                                                     ended            ended
(in thousands)                                       May 31         November 30
                                                    --------        -----------
NUMBER OF FUND SHARES                                 1999             1998
Sold - Class A                                           340              670
Issued for distributions reinvested - Class A             22               42
Repurchased - Class A                                   (374)            (279)
                                                    --------         --------
                                                         (12)             433
                                                    --------         --------
Sold - Class B                                           150               98
Issued for distributions reinvested - Class B             12               33
Repurchased - Class B                                    (92)            (250)
                                                    --------         --------
                                                          70             (119)
                                                    --------         --------
Sold - Class C                                            34              107
Issued for distributions reinvested - Class C              1                1
Repurchased - Class C                                    (26)             (14)
                                                    --------         --------
                                                           9               94
                                                    --------         --------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 1999 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of Colonial Intermediate Tax-Exempt Fund
(the Fund), a series of Liberty Funds Trust IV, formerly Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment-grade, intermediate-term municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:  Liberty Funds Services, Inc. (the Transfer
Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor is the Fund's principal underwriter. During the six months ended May 31, 1999 the Fund has been advised that the Distributor retained net underwriting discounts of $7,528 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,344, $1,517 and none on Class A , Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.20% annually of the Fund's net assets as of 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.20% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: For the six months ended May 31, 1999, purchases and sales of investments, other than short-term obligations, were $2,235,103 and $1,662,078 respectively.

Unrealized appreciation (depreciation) at May 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

                 Gross unrealized appreciation                $ 1,095,045
                 Gross unrealized depreciation                    (54,346)
                                                              ------------
                         Net unrealized appreciation          $ 1,040,699
                                                              ------------

CAPITAL LOSS CARRYFORWARDS: At November 30, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:
                   Year of                          Capital loss
                  expiration                        carryforward
                  ----------                        ------------
                     2003                            $90,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 3301/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus01/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus01/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1999.

                              FINANCIAL HIGHLIGHTS

   Selected data for a share of each class outstanding throughout each period are as follows:
                                                     (Unaudited)
                                               Six months ended May 31
                                           ---------------------------------
                                                         1999
                                           Class A      Class B      Class C
                                           -------      -------      -------
 Net asset value -
   Beginning of period                     $ 8.130      $ 8.130      $ 8.130
                                           -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                    0.173        0.147        0.165(b)
Net realized and unrealized loss            (0.102)      (0.102)      (0.102)
                                           -------      -------      -------
   Total from Investment Operations          0.071        0.045        0.063
                                           -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                  (0.171)      (0.145)      (0.163)
                                           =======      =======      =======
Net asset value -
   End of period                           $ 8.030      $ 8.030      $ 8.030
                                           =======      =======      =======
Total return (c)(d)(e)                       0.87%        0.54%        0.77%(f)
                                           =======      =======      =======

RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                              0.80%        1.45%        1.00%(b)
Net investment income (g)(h)                 4.25%        3.60%        4.05%(b)
Fees and expenses waived
    or borne by the Advisor (g)(h)           0.57%        0.57%        0.57%
Portfolio turnover (e)                          7%           7%           7%
Net assets at end
of period (000)                            $13,772      $ 9,942      $   928

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                           $ 0.023      $ 0.023      $ 0.023
(b) Net of fees waived by the Distributor which amounted to $0.018 per share and 0.45%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact to the fund.
(h) Annualized

                          FINANCIAL HIGHLIGHTS - CONT.

   Selected data for a share of each class outstanding throughout each period are as follows:

                                                 Year ended November 30
                                          ----------------------------------
                                                         1998
                                          Class A       Class B      Class C
                                          -------       -------      -------
Net asset value -
   Beginning of period                    $ 7.980       $ 7.980      $ 7.980
                                          -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                   0.357         0.304        0.341 (c)
Net realized and unrealized gain (loss)     0.179         0.179        0.179
                                          -------       -------      -------
   Total from Investment Operations         0.536         0.483        0.520
                                          -------       -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.378)       (0.326)      (0.362)
In excess of net investment income         (0.008)       (0.007)      (0.008)
                                          -------       -------      -------
Total Distributions
    Declared to Shareholders               (0.386)       (0.333)      (0.370)
                                          -------       -------      -------
Net asset value - End of period           $ 8.130       $ 8.130      $ 8.130
                                          =======       =======      =======
Total return (e)(f)                         6.88%         6.17%        6.66% (g)
                                          =======       =======      =======

RATIOS TO AVERAGE NET ASSETS
Expenses (i)                                0.74%         1.39%        0.94% (c)
Net investment income (i)                   4.44%         3.79%        4.24% (c)
Fees and expenses waived
    or borne by the Advisor (i)             0.58%         0.58%        0.58%
Portfolio turnover                            10%           10%          10%
Net assets at end of period (000)         $14,051       $ 9,504      $ $ 867

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                          $ 0.047       $ 0.047      $ 0.047
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.036 per share and 0.45%.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                          FINANCIAL HIGHLIGHTS - CONT.

                             Year ended November 30
--------------------------------------------------------------------------
                1997                                        1996
 Class A       Class B        Class C (b)          Class A         Class B
-------        -------         -------             -------         -------

$ 7.880        $ 7.880         $ 8.000             $ 7.850         $ 7.850
-------        -------         -------             -------         -------

  0.388          0.337           0.121               0.375           0.324

  0.093          0.093          (0.019)(d)           0.022           0.022
-------        -------         -------             -------         -------

  0.481          0.430           0.102               0.397           0.346
-------        -------         -------             -------         -------


 (0.381)        (0.330)         (0.122)             (0.367)         (0.316)

   -                -               -                   -              -
-------        -------         -------             -------         -------

 (0.381)        (0.330)         (0.122)             (0.367)         (0.316)
-------        -------         -------             -------         -------

$ 7.980        $ 7.980         $ 7.980             $ 7.880         $ 7.880
=======        =======         =======             =======         =======
  6.29%          5.60%           1.29% (h)           5.23%           4.55%
=======        =======         =======             =======         =======


  0.60%          1.25%           0.80% (j)           0.60%           1.25%
  4.84%          4.19%           4.55% (j)           4.75%           4.10%

  0.85%          0.85%           0.97% (j)           0.72%           0.72%
    31%            31%             31%                 20%             20%

$10,330        $10,269         $   101             $12,479         $13,080


$ 0.073        $ 0.073         $ 0.073             $ 0.057         $ 0.057

(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1998 and 1997 only. Prior year ratios are net of benefits received, if any.
(j) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

   Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended November 30
                                  ----------------------------------------------------
                                              1995                       1994
                                       Class A     Class B        Class A     Class B
                                       -------     -------        -------     -------
Net asset value -
   Beginning of period                 $ 7.210     $ 7.210        $ 7.810     $ 7.810
                                       -------     -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                0.387       0.338          0.366       0.317
Net realized and unrealized
   gain (loss)                           0.641       0.641         (0.596)     (0.596)
                                       -------     -------        -------     -------
   Total from Investment Operations      1.028       0.979         (0.230)     (0.279)
                                       -------     -------        -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income              (0.388)     (0.339)        (0.370)     (0.321)
                                       -------     -------        -------     -------
Net asset value -
   End of period                       $ 7.850     $ 7.850        $ 7.210     $ 7.210
                                       =======     =======        =======     =======
Total return (b)(c)                     14.56%      13.82%         (3.05%)     (3.68%)
                                       =======     =======        =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                 0.36%       1.01%          0.20%       0.85%
Net investment income                    5.03%       4.38%          4.85%       4.20%
Fees and expenses waived
    or borne by the Advisor              0.96%       0.96%          1.07%       1.07%
Portfolio turnover                         69%         69%            26%         26%
Net assets at end
of period (000)                        $13,317     $14,820        $16,791     $14,138

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                       $ 0.074     $ 0.074        $ 0.080     $ 0.080
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                   IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Intermediate Tax-Exempt Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Intermediate Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Intermediate Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds - changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


[Logo]  L I B E R T Y
        ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

        Liberty Funds Distributor, Inc. (C)1999
        One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
        Visit us at www.libertyfunds.com
                                                 IM-03/285H-0699 (7/99) 99/810
--------------------------------------------------------------------------------